UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2011
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34734	20-2454942

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN	53110

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 615-1500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 to Form 8-K amends our Form 8-K dated August 31, 2011, originally filed with the Securities and Exchange Commission on September 6, 2011 (the “Original Report”). We filed the Original Report to report, among other things, our acquisition through merger of all of the outstanding capital stock of Prime Logistics Corporation, a Delaware corporation (referred to as Prime). As permitted by Items 9.01(a)(4) and 9.01(b)(2), we are filing this amendment to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The consolidated balance sheet of Prime and subsidiary as of December 31, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2010 required by this Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information required by this Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits.

Exhibit
Number

23.1	Consent of Somerset CPAs, P.C., independent registered public accounting firm

99.1	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheet of Prime and subsidiary as of December 31, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2010

99.2	Pro Forma Financial Information

Unaudited pro forma combined consolidated balance sheet as of June 30, 2011, and statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
Date: November 17, 2011	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Somerset CPAs, P.C., independent registered public accounting firm

99.1	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheet of Prime and subsidiary as of December 31, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2010

99.2	Pro Forma Financial Information

Unaudited pro forma combined consolidated balance sheet as of June 30, 2011, and statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010

3